UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 7, 2008
COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)
1800 – 114th Avenue SE
BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 7, 2008, Coinstar, Inc. (“Coinstar”) issued a press release regarding the filing made with the Securities and Exchange Commission by Shamrock Activist Value Fund announcing its intention to nominate three individuals for election to Coinstar’s board of directors at Coinstar’s 2008 Annual Meeting of Stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Information in this Report on Form 8-K (the “Report”) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing. This Report will not be deemed an admission as to the materiality of any information in the Report that is being disclosed pursuant to Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated April 7, 2008.
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
	By:	/S/ DAVID W. COLE
Date: April 7, 2008		David W. Cole
Chief Executive Officer

INDEX TO EXHIBITS
99.1      Press release dated April 7, 2008.